TIAA-CREF FUNDS
TIAA-CREF Money Market Fund

SUPPLEMENT NO. 6
to the
February 1, 2008 Institutional Class Prospectus

SUPPLEMENT NO. 5
to the
February 1, 2008 Retirement and Retail Class Prospectuses
dated December 12, 2008

RENEWAL OF PARTICIPATION IN THE U.S. TREASURY’S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS

     On December 3, 2008, the Board of Trustees of the TIAA-CREF Funds approved the continued participation of the TIAA-CREF Money Market Fund (the “Fund”) in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”), which has been extended until April 30, 2009. The Program will continue to guarantee Fund shareholders that they will receive $1.00 per Fund share they owned as of the close of business on September 19, 2008 if the Fund “breaks the buck” (meaning its NAV falls below $0.995 and is not immediately cured), liquidates its holdings and such liquidation proceeds are less than $1.00 per share.

     The Program continues to only protect the lesser of (i) Fund shares held by a shareholder of record on September 19, 2008 or (ii) the number of Fund shares held by the shareholder of record when the Fund breaks the buck. Shares acquired by an investor after September 19, 2008 above the total amount owned by the investor on that date are not eligible for protection under the Program.

     The cost of participation in the Program to the Fund for the renewal term of the Program is 0.015% of its assets as of September 19, 2008. This expense will be borne by the Fund outside of any reimbursement arrangements currently in place. The Treasury may extend the Program beyond the renewal period’s termination date of April 30, 2009 through no later than September 18, 2009. Any extension of the Program will continue to cover only shareholders of record as of September 19, 2008 and the Fund will need to reapply and pay an additional premium in order to continue to participate It is currently expected that the Fund will participate in any future extensions of the Program beyond April 30, 2009, where the premiums and other terms of the Program do not materially differ from the initial and first renewal periods and participation in the Program continues to be in the best interests of the Fund and its shareholders. However, shareholders will be notified if the Fund does not plan to participate in any such future extensions of the Program.

     Additional information concerning the Program and any possible extension of its coverage is available at http://www.ustreas.gov. Please direct any questions concerning the Fund and its participation in the Program according to the contact information in the prospectus for the share class of the Fund you own.

51063 & 00064437 A11789 (12/08)